AIG RETIREMENT COMPANY II
Supplement to Prospectus dated January 1, 2009
Aggressive Growth Lifestyle, Conservative Growth Lifestyle and Moderate Growth Lifestyle Funds. In the section titled “About ARC II’s Management — Investment Sub-Advisers — AIG Global Investment Corp.,” the disclosure with respect to John Toohey is deleted in its entirety. Paul Mazzacano replaced Mr. Toohey in January 2009. The disclosure with respect to these Funds is revised to add Mr. Mazzacano’s biography, as follows:
“Paul Mazzacano, Vice President and Global Head of Investment Manager Research, joined AIG Investments in 2001 as a Product Manager in the Global Product Management and Development team. He assumed the role of Head of Product Management in 2006, and then in 2007 Global Head of Investment Manager Research. He is responsible for the global coordination of AIG Investments manager selection and monitoring activities. Mr. Mazzacano’s prior experience includes seven years at Diversified Investment Advisors, where he was responsible for selecting and monitoring sub-advisory relationships with institutional money management firms.”
Date: February 13, 2009

AIG RETIREMENT COMPANY II (“ARC II”)
Supplement to Statement of Additional Information dated January 1, 2009
In the section titled “Management of ARC II — Governance Committee", disclosure is revised to add the appointment of Thomas Brown as Chairman, effective January 26, 2009, as follows:
“ARC II has a Governance Committee comprised of all Independent Trustees, with Mr. Brown as Chairman.”
The following disclosure, which lists the number of accounts/funds and the assets in those accounts/funds that are managed by each portfolio manager, is added to the section titled "Portfolio Managers” under the heading “Other Accounts,” beginning on page 46. References to John Toohey are deleted and the chart should be supplemented with the following:

Other Accounts
(As of December 31, 2008)
			Registered Investment		Pooled Investment
			Companies		Vehicles		Other Accounts
			No. of	Assets	No. of	Assets	No. of	Assets
Fund	Sub-adviser	Portfolio Manager	Accounts	($ millions)	Accounts	($ millions)	Accounts	($ millions)
Aggressive Growth	AIGGIC	Paul Mazzacano	0	0	0	0	0	0
Lifestyle, Conservative Growth Lifestyle and Moderate Growth Lifestyle Funds
      Date: February 13, 2009